Important Notice Regarding Change in

ETF Name, Index and Related Matters

SPDR® SERIES TRUST

SPDR Russell Small Cap Completeness® ETF

(the “Fund”)

Supplement dated August 25, 2016 to the Fund’s Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2015, as supplemented

Effective August 31, 2016 (the “Effective Date”), the Fund’s name, ticker symbol, benchmark index, and principal strategies will change. Accordingly, as of the Effective Date, the following changes are hereby made to the Prospectus and/or SAI:

1)	All references to the Fund name, ticker symbol and benchmark index in the Prospectus and SAI are hereby deleted and replaced as follows:

Prior to August 31, 2016		As of August 31, 2016
ETF Name (Ticker Symbol)	Benchmark Index	ETF Name (Ticker Symbol)	Benchmark Index
SPDR Russell Small Cap Completeness ETF (RSCO)	Russell Small Cap Completeness Index	SPDR S&P® 1000 ETF (SMD)	S&P 1000 Index

2)	The section entitled “The Fund’s Principal Investment Strategy” beginning on page 31 of the Prospectus is hereby deleted in its entirety and replaced with the following:

In seeking to track the performance of the S&P 1000 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index measures the performance of the small- and mid-capitalization segments of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index and S&P SmallCap 600 Index (together, the “Component Indexes”). The selection universe for the Component Indexes includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA and Bats EDGX exchanges with market capitalizations generally ranging from $400 million to $5.9 billion. Such capitalization range may be revised by the Index Provider (as defined below) from time to time. For purposes of determining Index eligibility, the market capitalization of an issuer is evaluated in the context of such issuer’s short- and medium-term historical market capitalization trends, as well as those of its industry. To be added as a constituent of the Index, a security (or issuer of a security, as applicable) must: (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1.00 or greater; (ii) trade a minimum of 250,000 shares in each of the preceding six months; (iii) have a public float of at least 50% of the total market capitalization; and (iv) have positive as-reported earnings for the sum of the most recent four consecutive quarters and for the most recent quarter. In determining eligibility for Index inclusion, the Index Provider also attempts to maintain sector balance, as measured by a comparison of the weight of each GICS (Global Industry Classification Standard) sector’s weight in the Index to such sector’s weight in the S&P Total Market Index, in the relevant market capitalization range.

The Index is float-adjusted and market capitalization weighted. Index constituents may be removed from the Index if they are in violation of one or more of the Index eligibility criteria described above. The Index is rebalanced quarterly, after the close of business on the third Friday of the quarter-ending month. As of July 31, 2016, a significant portion of the Index comprised companies in the financial, technology, consumer discretionary and industrial sectors, although this may change from time to time. As of July 31, 2016 the Index comprised 1,001 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

3)	The following risk is added to the section entitled “PRINCIPAL RISKS OF INVESTING IN THE FUND” beginning on page 32 of the Prospectus:

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

4)	The risk chart within the section entitled “ADDITIONAL RISK INFORMATION” beginning on page 202 of the Prospectus is updated to reflect that Industrial Sector Risk is a principal risk of the Fund.

5)	The section of the Prospectus entitled “INDEX/TRADEMARK LICENSES/DISCLAIMERS” beginning on page 231 of the Prospectus is revised to remove all references to the “Russell Small Cap Completeness Index” and to add the “S&P 1000 Index” as one of the S&P Indexes (as defined in this section of the Prospectus) provided by S&P Dow Jones Indices LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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